April 4, 2000

Laura J. Riegel, Esquire
Securities and Exchange Comission
Division of Investment management
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:    T. Rowe Price Small-Cap Stock Fund, Inc.
       T. Rowe price  Small-Cap Stock Fund-Advisor Class
       File Nos. 002-12171/811-696

Dear Ms. Riegel:

This letter will serve as our filing uner provisions of Rule 497 of the Securities Act of 1933. We are writing to inform you that there have been no changes to the Fund's Prospectus and Statement of Additional Informaion that were filed under rule 485(b) as part of Post-Effective Amendment No. 93 on March 28, 2000. the Prospectus and Statement of Additional Information went effective on March 31, 2000. These documents will be used for the offer and sale of fund shares.

Sincerely,
/s/Forrest R. Foss
Forrest R. Foss